Goodwill and Other Intangible Assets - Summary of Gross Carrying Amount and Accumulated Impairment Charge of Goodwill (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Goodwill And Intangible Assets Disclosure [Abstract]
Gross carrying amount	$ 1,861,596	$ 1,854,526
Accumulated impairment	(37,675)	(37,675)
Net carrying amount	$ 1,823,921	$ 1,816,851	$ 1,762,635